SCHEDULE 14A
                         (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant      __x__

Filed by a party other than the Registrant ___

Check the appropriate box:

_____  Preliminary Proxy Statement

_____ Confidential for Use of the Commmission Only (as permitted by Rule 14a-6(e)(2))

__x__  Definitive Proxy Statement

_____  Definitive Additional Materials

_____  Soliciting Material Pursuant to Rule 14a-11(c) or
       Rule 14a-12


                      COLONIAL GAS COMPANY
________________________________________________________________
        (Name of Registrant as Specified in Its Charter)



________________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    __x__  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
           6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

    _____ $500 per each party to the controversy pursuant pursuant to Exchange Act Rule 14a-6(i)(3).

    _____  Fee computed on table below per Exchange Act Rules
           14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:
__________________________________________________________________________

     (2)   Aggregate number of securities to which transaction applies:
__________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________________

     (4)   Proposed maximum aggregate value of transaction:
___________________________________________________________________________

     (5)   Total fee paid:
___________________________________________________________________________

    _____  Fee paid previously with preliminary materials.

    _____ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:
___________________________________________________________________________

     (2)   Form, Schedule or Registration Statement No.:
___________________________________________________________________________

     (3)   Filing Party:
___________________________________________________________________________

     (4)   Date Field:
___________________________________________________________________________



                    [END OF SCHEDULE 14A]



                     COLONIAL GAS COMPANY
                        40 MARKET STREET
                   LOWELL, MASSACHUSETTS 01852
                        _________________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders:

      You are hereby notified that the Annual Meeting of Stockholders of Colonial Gas Company (the "Company") will be held at The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts in the Auditorium on the First Floor, on Wednesday, April 19, 1995 at 10:00 a.m. Boston time for the following purposes:

    1. To elect five Class II Directors of the Company to serve for a term of three years.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders entitled to notice of and to vote at the Annual
Meeting are holders of Common Stock of record at the close of business on March 1, 1995, as fixed by action of the Board of Directors.

    The Company's Proxy Statement is submitted herewith.

     It is sincerely hoped that you will attend the Annual Meeting. HOWEVER, YOU ARE REQUESTED TO FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO BE PRESENT IN PERSON. A self-addressed postage paid envelope is enclosed for this purpose. Your proxy is revocable by giving written notice to the Clerk or Transfer Agent of the Company and will not affect your right to vote in person in the event you attend the Annual Meeting.

                            By order of the Board of Directors,


                                            CAROL E. ELDEN
                                                Clerk

March 14, 1995

      YOU  ARE  SINCERELY REQUESTED TO COOPERATE  IN  ASSURING  A
QUORUM  BY FILLING IN, SIGNING AND DATING THE ENCLOSED PROXY  AND
PROMPTLY MAILING IT IN THE RETURN ENVELOPE.  THANK YOU.


                 [END OF NOTICE OF ANNUAL MEETING]

                       COLONIAL GAS COMPANY
                         40 MARKET STREET
                   LOWELL, MASSACHUSETTS 01852
                         ______________

                         PROXY STATEMENT
                          _____________

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Colonial Gas Company (the "Company") for use at the Annual Meeting of the holders of its Common Stock, $3.33 par value per share, to be held on Wednesday, April 19, 1995 at the time and place set forth in the Notice of Annual Meeting of Stockholders and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Stockholders is March 14, 1995.

    The Company's Board of Directors set March 1, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of such date, the Company had issued and outstanding 8,237,641 shares of Common Stock. Holders of record of Common Stock on such date are entitled to one vote per share at the Annual Meeting and any adjournment thereof. Abstentions and broker non-votes will be considered as shares present for purposes of determining the existence of a quorum.

    The costs of proxy solicitation shall be borne by the Company. Such costs will include a $4,500 fee to Morrow & Co., Inc., which has been retained to assist with proxy solicitations, as well as reimbursement for postage and clerical expenses to brokerage houses, custodians, nominees or other fiduciaries for forwarding documents to beneficial owners of Common Stock held in their names. In addition, Directors, officers and employees of the Company (none of whom will receive any extra compensation for their activities) may solicit proxies by telephone or in person, the expense of which is anticipated to be nominal.

    If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. The proxy may be revoked by the stockholder at any time prior to the voting thereof, by written notice of revocation to either the Clerk of the Company or The First National Bank of Boston, P.O. Box 1719, Boston, Massachusetts 02105-9905, or by attending and voting at the meeting.

    The principal executive offices of the Company are located at 40 Market Street, Lowell, Massachusetts 01852 (telephone number
(508) 458-3171).


                      ELECTION OF DIRECTORS

     On the date of the Annual Meeting, the Board of Directors will consist of fifteen Directors divided into three classes.
Five Directors of Class II are to be elected at the Annual Meeting. Those individuals elected Class II Directors shall serve until the 1998 Annual Meeting or until a successor is duly elected and qualified.

     It is the intention of the persons named in the accompanying form of proxy to vote at the Annual Meeting for the election of the five nominees named on the next page. All the nominees are presently serving as Directors. If any nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as may be designated by the Board of Directors to replace such nominee.

     Directors will be elected by a plurality of the votes properly cast at the meeting. Votes withheld and broker non-votes will not be treated as votes cast for this purpose.


     The names of the nominees for election as Class II Directors and the names of the other Directors whose current terms continue after the Annual Meeting are shown below, together with certain information relating to principal occupation during the last five years and other business experience.


                                                    Served as Director
                          Principal Occupation         of the Company
     Name and Age        and Other Directorships     Continuously Since

Nominees
Directors of Class II to be elected for a term expiring in 1998:

John P. Harrington      Director; Senior Vice President- 	   1993
(52) *                  Gas Supply and Assistant to the
                        President of the Company since
			February 1995; previously, Vice
			President-Gas Supply of the Company
			from August 1989 until February 1995.

Daniel H. LeVan, Jr.    Director; private investor.   		   1973
(70)


John F. Reilly, Jr.    Director; President, Chief Executive        1985
(62)                   Officer and Director of Fred C. Church,
                       Inc., Lowell, Massachusetts, a general
                       insurance agency; Mr. Reilly is also a
                       Director of Massachusetts Electric
                       Company, a wholly-owned subsidiary of
                       New England Electric System.

Margaret M. Stapleton  Director; Vice President of John Hancock    1983
(58) (a)               Mutual Life Insurance Company, Boston,
                       Massachusetts; Miss Stapleton is also a
                       Trustee of Eastern Utilities Associates.

Charles O. Swanson     Director; Retired; previously, President    1986
(63)                   of the Company from July 1990 until April
                       1994; previously, Executive Vice
                       President of the Company.

Continuing Directors
Directors of Class I to continue in office until 1997:

Victor W. Baur (51)*   Director; President of Transgas             1993
                       Inc., the Company's energy
                       trucking subsidiary, since July
                       1990; previously, Executive Vice
                       President of Transgas Inc.

Howard C. Homeyer (62) Director; Independent Energy                1989
                       Consultant since June 1988;
                       Senior Vice President of Texas
                       Eastern Corporation, Houston,
                       Texas from May 1985 until June
                       1988; President, Algonquin Energy
                       Corporation from January until
                       September 1987; and President,
                       Texas Eastern Gas Pipeline Company
                       from May 1985 until September 1987
                       (each of said  companies is in the
                       natural gas transmission business).

Richard L. Hull (70)   Director; Retired; previously,         	   1973
                       President until 1994 of Big
                       Sandy Management Company, Inc.,
                       coal lessors, Manchester,
		       Massachusetts.


Frederic L. Putnam, Jr. Director; Chairman of the Board of    	   1973
 (70) *                 Directors and Senior Executive
			Officer of the Company since February
			1995; previously, Chairman of the
			Board of Directors and Chief
			Executive Officer of the Company
                        since April 1984.

Nickolas Stavropoulos   Director; Executive Vice President-   	   1993
(37) *                  Finance, Marketing and Chief
                        Financial Officer of the Company
                        since February 1995; previously,
                        Vice President-Finance and Chief
			Financial Officer of the Company
			since August 1989.

Directors of Class III to continue in office until 1996:

Albert C. Dudley (66)  Director; Retired; previously, Senior       1991
                       Vice President of the Company
                       until December 1990.

Kenneth R. Lydecker    Director; Retired; previously,              1985
(70)                   Executive Vice President and
 		       General Manager of Cape Cod
		       Division until 1980.

Frederic L. Putnam, III Director; President and Chief              1991
(49)(b) *               Executive Officer of the Company
			since February 1995; previously,
			President of the Company since May
			1994; Executive Vice President and
			General Manager of the Company
                        from April 1993 until May 1994;
			previously, Vice President and General
			Manager of the Company.

Andrew B. Sides, Jr.   Director; Retired; previously, Chairman     1993
(69)    	       and Treasurer until 1984 of Rhode Island
		       Tool Company, Inc., Providence, Rhode
		       Island; Mr. Sides is also a Director of L.S.
                       Starrett Company.

George E. Wik (62)     Director; Retired; previously,              1993
                       Vice President and Senior
                       Public Utility Account Officer of
                       Chase Manhattan Bank, New York, New York.
__________
*   Member of the Executive Committee of the Board of Directors.

    (a) At December 31, 1994, $7,500,000 of the Company's long-term debt was held by John Hancock Mutual Life Insurance Company, of which Miss Stapleton is an officer.

   (b)  Mr. Putnam, III is Mr. Putnam, Jr.'s son.

Meetings of the Directors

     In 1994, the Directors held four Board meetings. Each of the Directors who served in 1994 attended all the meetings of the Board and of the committees of the Board on which he or she served which were held during the time he or she served with the exception of Mr. LeVan who attended half of the meetings of the Board and none of the meetings of the committee on which he served.

Directors' Compensation

     Directors who are not salaried officers of the Company received an annual fee of $8,000 in 1994 payable quarterly, plus $500 for each Board of Directors' meeting attended and reimbursement of expenses incurred in connection with such attendance.

     Members of the Audit, Compensation and Nominating Committees of the Board of Directors received a fee of $500 in 1994 for each committee meeting attended and reimbursement of expenses incurred in connection with such attendance.

     The Company has a plan which allows the members of the Board of Directors to defer receipt of all or part of their fees for services as a Director. The amount of fees deferred must be at least $1,000 per year. Interest is credited on the amount deferred. Fees deferred are payable as designated by the irrevocable election of a Director or at such earlier date as the Director ceases to be a Director. The plan provides for an election to receive the deferred fees in either one lump sum, in semi-annual installments over a period of up to 15 years or, in the event of death of a Director, payments accrued will be made to the beneficiary designated by the Director. The amount deferred under this plan in 1994 was $17,908.

    The Company has an arrangement with Mr. Homeyer pursuant to which he provides consulting services on an as requested basis in connection with the Company's gas supply activities and related matters. In 1994, Mr. Homeyer received additional compensation of $1,622 for providing such services.

Committees of the Directors

     The  Audit Committee of the Directors, consisting of Richard
L. Hull (Chairman), Albert C. Dudley, Kenneth R. Lydecker, Margaret M. Stapleton and George E. Wik, held three meetings in 1994. The duties of this Committee encompass making recommendations on the selection of the Company's independent auditors; conferring with such auditors regarding, among other things, the scope of their examination, with particular emphasis on areas where special attention should be directed; reviewing the accounting principles and practices being followed by the Company as they relate to those prevailing in the utility industry; assessing the adequacy of the Company's interim and annual financial statements; reviewing the Company's internal controls; performing such other duties as are appropriate to monitor the accounting and auditing policies and procedures of the Company; and reporting to the Directors from time to time.

     The Compensation Committee of the Directors, consisting of Andrew B. Sides, Jr. (Chairman), Richard L. Hull, John F. Reilly, Jr., and Margaret M. Stapleton, met twice in 1994. The duties of this Committee include studying and making recommendations to the Directors with respect to salaries and other benefits to be paid to the officers of the Company. The "Compensation Committee Report on Executive Compensation" is included in this Proxy Statement.

     The Nominating Committee of the Directors, consisting of Andrew B. Sides, Jr. (Chairman), Howard C. Homeyer and Daniel H. LeVan, Jr., held two meetings in 1994. The Nominating Committee will consider recommendations for Director nominations submitted timely by stockholders in writing to the Clerk of the Company. The Company's By-Laws contain provisions dealing with requirements for nomination of Directors by stockholders, including the time when such nominations may be made and the information required to be submitted.



 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners of More Than 5% of Outstanding Securities

     The following table sets forth information as of December 31, 1994 with respect to any person or group known to the Company to be the beneficial owner of more than five percent of the Common
Stock.

                                    Amount and Nature of
                                      Beneficial ownership

                                       (A)           (B)            Percent
                                    Sole Voting  Shared Voting   of Aggregate
    Name and Address     Title of   and Invest-  and Invest-        Common
   of Beneficial Owner     Class    ment Power   ment Power          Stock

BayBank (a)              Common     667,115 (b)        0             8.11%
7 New England Executive
Park, Burlington, MA 01803
__________

      (a) Information herein is based solely on a Schedule 13G report dated February 2, 1995 and filed by BayBank with the Securities and Exchange Commission.

      (b) BayBank held 667,115 shares as the Trustee under the Company's Savings Plan pursuant to which the employees who are beneficial owners have rights to direct how they wish to invest their individual accounts among the plan investments and how they wish to have voted the shares of the Company's Common Stock allocated to their accounts. Effective January 1, 1995, LaSalle National Trust, N.A. became the Trustee of the Company's Savings Plan.

Management Ownership

      The following table sets forth (i) the number of shares of Common Stock beneficially owned as of December 31, 1994 by each of the Company's Directors, by each of the named executive officers listed in the Summary Compensation Table and by the Company's Directors and executive officers as a group, and (ii) the percentage which such shares bear to the total number of outstanding shares as of that date.

            Name of Individual    Amount and Nature of              Percent of
              or Number of       Beneficial Ownership of          Common Stock
            Persons in Group        Common Stock (a)

Frederic L. Putnam, Jr.
 Individually                            24,837(b)                    .302%
 By Corporation                         218,898(c)                   2.661%
Frederic L. Putnam, III                   7,450(d)                    .091%
Victor W. Baur                            3,914(e)                    .048%
John P. Harrington                        2,352(f)                    .029%
Nickolas Stavropoulos                     3,836(f)                    .047%
Albert C. Dudley                            774(g)                    .009%
Howard C. Homeyer                         1,602(h)                    .019%
Richard L. Hull                             492(h)                    .006%
Daniel H. LeVan, Jr.                    210,774(h)                   2.562%
Kenneth R. Lydecker                       1,847(i)                    .022%
John F. Reilly, Jr.                       1,098(h)                    .013%
Andrew B. Sides, Jr.                     11,865(h)                    .144%
Margaret M. Stapleton                       359(h)                    .004%
Charles O. Swanson                        6,924(j)                    .084%
George E. Wik                               111(k)                    .001%
3 other executive officers of the         7,484                       .091%
Company
Directors and executive officers of
the Company as a group (18 persons)     504,617                      6.133%

__________

      (a) Number of shares based on information furnished to the Company by its Directors and officers and by the Trustee of the Company's Savings Plan.

      (b) Consisting of 4,736 shares owned jointly with spouse, 1,500 shares owned of record by spouse over which Mr. Putnam, Jr. has or shares the power to direct voting or disposition, or both, and 18,601 shares held in trust for Mr. Putnam, Jr. under the Company's Savings Plan pursuant to which Mr. Putnam, Jr. has the power to direct the disposition and the voting of such shares.

      (c) These shares are held by F. L. Putnam Securities Company, Inc., of which Mr. Putnam, Jr. is a director and owner of approximately 16% of the voting common stock. Brothers of Mr. Putnam, Jr. are the other directors and stockholders of that corporation. Mr. Putnam, Jr. disclaims beneficial ownership of these shares.

      (d) Consisting of 7,442 shares held in trust for Mr. Putnam, III under the Company's Savings Plan pursuant to which Mr. Putnam, III has the power to direct the disposition and the voting of such shares and 8 shares held by Mr. Putnam, III as custodian for his minor child pursuant to which Mr. Putnam, III has the power to direct the disposition and the voting of such shares.

      (e) Consisting of 81 shares owned jointly with spouse, over which Mr. Baur has or shares the power to direct voting or disposition, or both, and 3,883 shares held in trust for Mr. Baur under the Company's Savings Plan pursuant to which Mr. Baur has the power to direct the disposition and the voting of such shares.

      (f) These shares are held in trust for the named individual under the Company's Savings Plan pursuant to which the named individual has the power to direct the disposition and the voting of such shares.

      (g)  Consisting  of 574 shares owned  solely  and  200
shares  held  in  trust for Mr. Dudley under  the  Company's
Savings Plan pursuant to which Mr. Dudley has the power to direct the disposition and the voting of such shares.

      (h) Owner of record with sole voting and investment power.

      (i) Consisting of 539 shares owned solely, 1,125 shares owned jointly with spouse, and 183 shares owned of record by spouse, over which Mr. Lydecker has or shares the power to direct voting or disposition, or both.

      (j) Consisting of 2,305 shares owned jointly with spouse, over which Mr. Swanson has or shares the power to direct voting or disposition, or both, and 4,619 shares owned solely.

      (k) These shares are owned jointly with spouse, over which Mr. Wik has or shares the power to direct voting or disposition, or both.



                     EXECUTIVE COMPENSATION

      Shown below is the compensation paid by the Company and its wholly-owned subsidiary, Transgas Inc., during each of the years ending December 31, 1994, 1993 and 1992 for the Company's Chief Executive Officer and four other most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 during the most recent fiscal year.


                                Summary Compensation Table
                                           Annual Compensation     All Other
Name and Principal Position     Year         Salary    Bonus    Compensation(c)

F. L. Putnam Jr.,               1994        $186,018     -          $5,871
Chairman and Senior             1993         175,000     -           8,727
Executive Officer               1992         170,033     -           7,243

F. L. Putnam, III,              1994         173,495     -           4,244
President and Chief             1993         142,508     -           6,315
Executive Officer,              1992         125,600     -           5,123
and Director

Nickolas Stavropoulos,          1994         156,637                 2,787
Executive Vice President-       1993         145,034   $15,000(a)    5,652
Finance, Marketing and          1992         123,600     -           4,624
Chief Financial Officer,
and Director

Victor W. Baur, President       1994         135,555   $15,000(b)    3,931
of Transgas Inc., and           1993         121,958     -           5,272
Director                        1992         115,600     -           2,484

John P. Harrington, Senior	1994	     128,589     -	     3,751
Vice President-Gas Supply	1993         119,064     -           3,506
and Assistant to the President,	1992         105,132     -           3,215
and Director
__________

    (a) Represents a special one-time bonus based upon particular achievements in 1993.

    (b) Represents a special one-time bonus as described in the "Compensation Committee Report on Executive Compensation".

    (c) Includes (i) the Company's matching contribution to the account of the executive in the Company's Savings Plan (ranging from $2,611 to $3,750 in 1994)and (ii) Company-provided group term life insurance coverage in excess of the Internal Revenue
Service Code's non-taxable amount of $50,000 (valued at from $176 to $2,121 in 1994).

      The following table sets forth the current estimated annual benefits payable upon retirement to participants in the Colonial
Gas Company Retirement Plan (the "Retirement Plan") and Supplemental Executive Retirement Plan ("SERP") in specified compensation and years of service classifications, assuming (i) continued service until retirement at normal retirement age under the Retirement Plan, and (ii) retirement occurred in 1994 at age 65.

                            Pension Plan Table

Average Annual                 ANNUAL BENEFITS (Based on Years of Service)
Compensation          15          20          25          30          35

$100,000           $25,684      $34,245     $42,806     $47,806    $52,806
 125,000            33,184       44,245      55,306      61,556     67,806
 150,000            40,684       54,245      67,806      75,306     82,806
 175,000            48,184       64,245      80,306      89,056     97,806
 200,000            55,684       74,245      92,806     102,806    112,806
 225,000            63,184       84,245     105,306     116,556    120,000


      The Company maintains the Retirement Plan for non-union employees, including all officers, who have attained the age of 21 and who have completed one thousand hours of service in a year. The formula for determining annual benefits under the Retirement Plan's life annuity option for employees with at least 25 years of service is 50% of the employee's highest average annual earnings (salary and merit lump sum payment) received in any 60 consecutive months during the last 10 years prior to retirement plus an additional 1% of final average compensation for each year of service in excess of 25, less 50% of the primary social security benefit, as defined in the Retirement Plan.
An employee with less than 25 years of service receives proportionately less according to the ratio of actual years of service to 25 years. If the employee was an actively employed plan participant during 1989, the employee may be entitled to a different benefit.

     Messrs. Putnam, Jr., Putman, III and Stavropoulos participate in the SERP, which was adopted in 1994 and replaces all other supplemental retirement benefit plans and agreements. Under the SERP, participants will receive upon retirement an annual benefit equal to the benefit that would be paid from the Retirement Plan if the qualified plan benefit and compensation restrictions did not apply, less the actual benefit paid from the Retirement Plan. The SERP also provides an annual accrual while a participant is actively employed equal to the amount of Company match that would have been credited to the participant under the Savings Plan if the qualified plan benefit and compensation restrictions did not apply, less the actual Company match credited under the Savings Plan. In addition, the participant may defer under the SERP the amount of compensation that could not be deferred in the Savings Plan due to the qualified plan benefit and compensation restrictions. The annual accruals and deferrals are credited with interest each year and paid to the participant at retirement.

      As  of January 1, 1995, the credited years of service under the  Retirement  Plan and, if applicable, the  SERP
were as follows:  Mr. Putnam, Jr., 41 years; Mr. Putnam, III,  19 years;  Mr.  Stavropoulos, 15 years; Mr. Baur, 22 years; and Mr.
Harrington, 28 years.

      Mr. Putnam, Jr.'s average annual compensation for the most recent 60 month period for purposes of determining his benefit under the Retirement Plan is considered to be $216,854. The difference between this amount and the amounts set forth in the Summary Compensation Table is attributable to salary which Mr.
Putnam, Jr. was authorized to receive but did not accept. The average annual amount of salary he declined during that period was $11,556.

Change In Control Agreements

     The Company has entered into agreements with a number of its key employees, including each of the five executive officers named in the Summary Compensation Table, providing that in the event of termination of employment within a specified period following a Change in Control (as defined) of the Company (other than termination for cause, death, disability or retirement), or
termination  by  the  employee  for  Good  Reason  (as   defined)
following a Change in Control, the employee will become  entitled
to   certain  severance  payments,  service  credits  under   the
Retirement Plan based on anticipated salary increases to the date of normal retirement if terminated after the executive is 55 years old, and certain other benefits. All the agreements continue in effect unless terminated by the Company before a Change in Control upon 90 days' prior notice. In the case of Mr. Putnam, Jr., the agreement covers termination within a three year period following a Change in Control and the amount payable is equal to three years' salary. In the cases of Messrs. Putnam, III, Stavropoulos, Baur and Harrington, the applicable period is two years and the amount payable is equal to two years' salary. In all cases there is a limitation on total benefits so as to conform to the limitation on the deductibility of such termination benefits imposed by the Federal tax laws.

Performance Graph


     The graph below compares the cumulative total return, based on stock price appreciation and reinvested dividends, of Colonial Gas Company's Common Stock to the Standard & Poor's (S&P) 500 Stock Index and the S&P 40 Utilities Index for the years ended December 31, 1989 through 1994. These calculations assume $100 invested on January 1, 1990.

[ACTUAL GRAPH]





                                    1989  1990  1991  1992  1993  1994

Colonial Gas Company [Symbol]       100   111   139   179   200   182
S&P 500 Stock Index [Symbol]        100    97   126   136   150   152
S&P 40 Utilities Index [Symbol]     100    97   112   121   138   127


                  COMPENSATION COMMITTEE REPORT
                    ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors met twice in 1994. The duties of the Compensation Committee include evaluating and making recommendations to the Directors with respect to salaries and other benefits to be paid to the Company's officers, including its executive officers.

     In its evaluation process, the Compensation Committee works within the Company's Performance Planning and Incentive Compensation Program (the "Program") for determining salaries. The Program's components include salary ranges based on position descriptions, individual annual performance reviews and ranges of available merit increases.

      Under the Program, a position description has been established for all non-union positions at the Company, including executive officer positions. Salary ranges are assigned to each position using a point system which measures (i) the knowledge required to perform the job, (ii) the range of discretion inherent within the job, and (iii) the financial or other type of impact of the job on the Company's performance or accomplishments. Periodically, the Company conducts surveys of comparable positions at other utilities to review the Company's executive pay practices. In addition, information is also gathered from other outside sources and reviewed to ensure the integrity of the Company's compensation program. The Compensation Committee reviewed and approved the salary ranges utilized for the Company's executive officers in 1994.

     The Program also includes annual performance reviews for executive officers, other than the Chairman and Senior Executive Officer (the "Chairman"). These performance reviews are conducted by the executive officer to whom the officer reports, which generally is the President or the Chairman. The Chairman's performance is evaluated by the Compensation Committee. Each executive officer's 1993 annual performance review was used as a factor in determining where within the applicable salary range the executive officer's compensation was set for 1994.

     As part of the Program, the Compensation Committee also examines the total amount of funds available for non-union
personnel,   including   executive  officers.   The   amount   of
compensation increases to be made from these funds is based in part upon studies of comparable positions at utilities and other companies and, like the total amount available, is also based in part upon overall Company performance (factoring into that
performance   uncontrollable  events   such   as   weather).   In
determining the total amount of funds available for compensation increases for 1994, the Compensation Committee considered such factors as: the favorable performance in 1993 of the Company's Common Stock in comparison to other local distribution companies; 3% customer growth; the recovery of insurance proceeds to offset certain environmental response costs; cost containment efforts and the Company's other operational accomplishments in 1993.
Given the aforementioned studies and the Company's performance and accomplishments, the Compensation Committee recommended merit raises for the Company's executive officers, including the merit raises for the named executive officers as shown in the Summary Compensation Table.

     In determining the Chairman's salary, the Compensation Committee took into account its evaluation of the Chairman's performance, as well as the Company's performance and accomplishments in 1993 as described in the preceding paragraph.

     As of the end of 1994, the Company had no formal bonus or long-term incentive compensation programs in place for its executive officers. A special one-time bonus of $15,000 was paid to Mr. Baur in 1994 in recognition of the extraordinary demands placed on Transgas and its superior performance in 1994.

     As part of its ongoing evaluation of compensation for the Company's officers, the Compensation Committee periodically reviews its incentive programs. Effective in 1995, the Company established an incentive compensation program to reward individuals who have direct control over budgetary expenditures for each year that the Company is able to defer a rate increase. Under the program, the bonuses for executive officers could range up to $10,000 per person per year depending upon the number of years a rate increase is deferred.

     In 1994, the Company adopted a Supplemental Executive Retirement Plan (SERP) in order to provide additional retirement benefits for certain executive officers whose qualified plan benefits are restricted under applicable tax law and to replace, without material change, the supplemental retirement benefit plan for the Chairman.

     The Company does not expect to have compensation exceeding the $1 million limitation for deductibility under Section 162(m) of the Internal Revenue Code.

                              By the Compensation Committee,

                              Andrew B. Sides, Jr. (Chairman)
                              Richard L. Hull
                              John F. Reilly, Jr.
                              Margaret M. Stapleton


                      STOCKHOLDER PROPOSALS

      Any stockholder proposals for the Company's 1996 annual meeting of stockholders must be received by the Company at its principal executive office not later than 120 days prior to March 14, 1996 in order to be included in the proxy statement for that meeting. To be considered for inclusion the proposals also must comply with applicable statutes and regulations and the provisions of the by-laws of the Company which include requirements relating to the time when proposals may be submitted and the information that must be provided.

                          OTHER MATTERS

      Management is aware of no other matters which are to be presented for action at the meeting. If, however, any other business should properly come before the meeting, the persons named in the enclosed proxy intend to vote said proxy in accordance with their best judgment.

                      INDEPENDENT AUDITORS

       Grant   Thornton LLP  are  the  independent  certified  public
accountants for the Company and representatives of Grant Thornton LLP are expected to be available to make statements or respond to appropriate questions at the Annual Meeting.

                              By Order of the Board of Directors,


                                        CAROL E. ELDEN
                                            Clerk
March 14, 1995



                   [END OF PROXY STATEMENT]



 [PROXY CARD]

                      COLONIAL GAS COMPANY

       THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS
              FOR THE APRIL 19, 1995 ANNUAL MEETING

     The undersigned stockholder of Colonial Gas Company (the "Company") hereby appoints Carol E. Elden and Dennis W. Carroll (each with power to act without the other and with power of substitution) proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 19, 1995 in the Auditorium on the First Floor of The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts and at any adjournment thereof, with all the power the undersigned would possess if personally present, and to vote, as designated below, all shares of Common Stock of the Company which the undersigned may be entitled to vote at said Meeting, hereby revoking any proxy heretofore given. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. [Preceeding Sentence in Bold Type]

     The matters referred to on the reverse side are more fully described in the Notice of and Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged. THE DIRECTORS RECOMMEND THAT YOU GRANT AUTHORITY FOR THE ELECTION OF THE NOMINATED DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS.

      (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)



               [END OF FACING PART OF PROXY CARD]





The Board of Directors recommends a vote "FOR" election of the nominees listed below.

1.     Election of Directors

Nominees:  J.P. Harrington, D.H. LeVan, Jr., J.F. Reilly, Jr.,
	   M.M. Stapleton, C.O. Swanson


               FOR            WITHHELD
               ALL            FROM ALL
               NOMINEES       NOMINEES

               _______        _______


___________________________ For all nominees except as noted above


          MARK HERE                MARK HERE
          FOR ADDRESS              IF YOU PLAN
          CHANGE AND               TO ATTEND
          NOTE AT LEFT   _____     THE MEETING_____

NOTE: Please sign exactly as your name(s) appear. If shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:______________________________Date_____________

Signature:______________________________Date_____________








            [END OF REVERSE SIDE OF PROXY CARD]